UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 22, 2002

                              PRIVATEBANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________

               DELAWARE                     000-25887           36-3681151
      (State or other jurisdiction      (Commission file     (I.R.S. employer
           of incorporation)                 number)         identification no.)

           TEN NORTH DEARBORN                                      60602
           CHICAGO, ILLINOIS                                     (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (312) 683-7100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On January 22, 2002, PrivateBancorp, Inc. (the "Company") announced its earnings results for the quarter ended December 31, 2001. Attached as Exhibit
99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.

ITEM 7(c).  EXHIBITS.

Exhibit 99.1      Press Release dated January 22, 2002.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PRIVATEBANCORP, INC.


                                    By:  /s/ Ralph B. Mandell
                                       -----------------------------------------
                                       Ralph B. Mandell
                                       Chairman of the Board and Chief
Date:  January 22, 2002                Executive Officer

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
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99.1            Press Release dated January 22, 2002.